Organizational Meeting of Creditors October 17, 2005 Marriott Marquis New York - Astor Ballroom New York City Exhibit 99 (a)

Agenda Executive Management Delphi Strategy Board Restructuring Advisors Company Background Capital Structure Corporate Structure Events Leading to Chapter 11 Transformation Strategy DIP Financing and Adequate Protection Package First Day Orders Upcoming Matters Reorganization Timeline

Executive Management Robert Stevens "Steve" Miller, Chairman of the Board and Chief Executive Officer Became Chairman and Chief Executive Officer on July 1, 2005 Member of the Delphi Strategy Board, the Company's top policy-making group Prior to joining Delphi, Mr. Miller held the following executive leadership positions: Non-executive Chairman and Interim Chief Executive Officer of Federal- Mogul Chairman and Chief Executive Officer of Bethlehem Steel Office of the Chief Executive Officer of Aetna President of Reliance Group Holdings Chairman and Chief Executive Officer of Waste Management Vice Chairman and Chief Financial Officer of Chrysler Corporation

Executive Management Robert J. Dellinger, Executive Vice President, Chief Financial Officer Named Executive Vice President and Chief Financial Officer on October 8, 2005 Member of the Delphi Strategy Board Prior to joining Delphi, Mr. Dellinger held the following positions: Executive Vice President and Chief Financial Officer of Sprint Corp. President and Chief Executive Officer of GE Frankona Re Executive Vice President and Chief Financial Officer of GE Employers Reinsurance Corporations Manager of Finance for GE Motors and Industrial Systems Director of Finance and Business Development for GE Plastics Pacific

Executive Management Rodney O'Neal, President and Chief Operating Officer Began at Delphi's former parent, General Motors, in 1971 Responsible for all Delphi operating units, its three regional operations, Sales & Marketing, and Global Supply Management and member of the Delphi Strategy Board Prior positions at GM/Delphi include: President of the Dynamics, Propulsion, and Thermal Sector Executive Vice President of Safety, Thermal & Electrical Architecture Sector Delphi Vice President and President of Delphi Interior Systems GM Vice President and General Manager of Delphi Interior Systems General Director of Warehousing & Distribution for GM Service Parts Operations

Executive Management John D. Sheehan, Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller Joined Delphi in July 2002 as Chief Accounting Officer and Controller Member of the Delphi Strategy Board Primary focus is on leading Delphi's restructuring activities Prior positions include: Acting Chief Financial Officer from March through October, 2005 of Delphi Partner at KPMG LLP

Executive Management David M. Sherbin, Vice President and General Counsel Named Vice President and General Counsel on October 3, 2005 Member of Delphi Strategy Board Prior to joining Delphi, Mr. Sherbin held the following positions: Vice President, General Counsel and Secretary for Pulte Homes, Inc. Senior Vice President, General Counsel and Secretary for Federal-Mogul

Executive Management Mark R. Weber, Executive Vice President, Operations, Human Resource Management & Corporate Affairs Began his automotive career in 1966 as a student at Kettering University, sponsored by the former Fisher Body Member of the Delphi Strategy Board Prior positions at Fisher/GM/Delphi include: Vice President of Human Resources General Director of Personnel and Public Affairs of Inland Fisher Guide General Director of Personnel of Inland Fisher Guide Director of Industrial Relations of GM Director of General Office Personnel at Chevrolet-Pontiac-GM of Canada Group

Executive Management David B. Wohleen, Vice Chairman Began his career at GM in 1978 Member of the Delphi Strategy Board and responsible for Delphi's commercial vehicle accounts, Delphi Medical Systems Corp., and Delphi's advanced development and research and development Strategic champion for Delphi's GM customer team, including GM's Service Parts Operations Prior positions at GM/Delphi include: President of the Electrical, Electronics & Safety Sector Executive Vice President of Delphi and President of the former Electronics & Mobile Communications Vice President of Delphi and President of Delphi Delco Electronics

Delphi Strategy Board In addition to the members of Delphi's executive management previously discussed, the following members of Delphi's leadership are members of the Delphi Strategy Board: John P. Arle, Vice President and Treasurer Volker J. Barth, Vice President and President, Delphi Europe, Middle East and Africa James A. Bertrand, Vice President and President, Delphi Automotive Holdings Group Kevin M. Butler, Vice President, Human Resource Management Choon T. Chon, Vice President and President, Delphi Asia Pacific Guy C. Hatchey, Vice President and President, Delphi Energy & Chassis Karen L. Healy, Vice President, Corporate Affairs, Marketing Communications and Facilities Mark C. Lorenz, Vice President, Operations and Logistics

Delphi Strategy Board R. David Nelson, Vice President, Global Supply Management Francisco A. (Frank) Ordo^ez, Vice President and President, Delphi Product & Service Solutions Ronald M. Pirtle, Vice President and President, Delphi Thermal & Interior Jeffery J. Owens, Vice President and President, Delphi Electronics & Safety Robert J. Remenar, Vice President and President, Delphi Steering F. Timothy Richards, Vice President, Sales and Marketing Logan G. Robinson, Vice President and Special Counsel, Restructuring James A. Spencer, Vice President and President, Delphi Packard Electric Bette Walker, Vice President and Chief Information Officer

Restructuring Advisors Skadden, Arps, Slate, Meagher & Flom LLP, Restructuring Counsel Rothschild Inc., Financial Advisors and Investment Bankers FTI Consulting Inc., Restructuring and Financial Advisors Groom Law Group Chartered, Special Employee Benefits Counsel Kurtzman Carson Consultants LLC, Claims, Noticing & Balloting Agent O'Melveny & Myers LLP, Special Labor Counsel Shearman & Sterling LLP, Special Counsel Togut, Segal & Segal LLP, Conflicts Counsel

Company Background - Overview Depending on foreign exchange rates, Delphi is the largest or second largest global supplier of vehicle electronics, transportation components, integrated systems and modules and other electronic technologies Delphi's technologies are present in more than 75 million vehicles on the road worldwide Supplies products to nearly every major global automotive original equipment manufacturer Worldwide 2004 sales to each of General Motors Corporation, Ford Motor Company, DaimlerChrysler Corporation, Renault/Nissan Motor Company, Ltd. and Volkswagen Group exceeded $850 million Diversifying its product offerings and customer base by leveraging its technological and manufacturing core competencies Delphi is making increasingly significant contributions in communications (including telematics), computers, consumer electronics, energy and medical devices

Company Background - Overview Delphi Corporation was incorporated in Delaware in 1998 as a wholly- owned subsidiary of General Motors Effective January 1, 1999, the assets and liabilities of certain GM subsidiaries and divisions were transferred to Delphi and its subsidiaries and affiliates in accordance with the terms of a Master Separation Agreement between Delphi and GM In February 1999, Delphi commenced an IPO of 100 million shares of Delphi common stock and, in May 1999, GM distributed the remaining Delphi common stock to certain of its common shareholders

Company Background - Overview Largest industrial company to ever seek chapter 11 relief Fifth largest public company business reorganization in terms of revenues and thirteenth largest public company business reorganization in terms of assets 184,000 employees worldwide 50,600 employees in the United States Global 2004 revenues of approximately $28.6 billion Global assets as of June 30, 2005 of approximately $16.6 billion Worldwide headquarters and customer center in Troy, Michigan Global operations in nearly 40 countries

Company Background - Overview

2004 Sales: $28.6B[1]

2004 OI[1,2]: $(482)M

Electrical, Electronics & Safety Sector

[GRAPHICS]

- 2004 Sales: $13.9B
- 2004 OI: $955M[2]
  - Integrated Body Electronics
  - Powertrain Electronics
  - Chassis & Safety Electronics
  - Audio Systems & Mobile Multimedia
  - Safety Systems
  - Electrical & Electronic Systems
  - Product & Service Solutions

Dynamics, Propulsion, Thermal & Interior Sector

[GRAPHICS]

- 2004 Sales: $14.1B
- 2004 OI: $(65)M[2]
- Engine & Emission Management Systems
- Energy Management Systems
- Vehicle Dynamics
- Thermal Management Systems
- Interior Systems

Automotive Holdings Group

[GRAPHICS]

- 2004 Sales: $2.6B
- 2004 OI: $(590)M[2]
- Batteries
- Instrumentation
- 13 U.S. sites

Note 1: Includes activity not allocated to the product sectors and the inclusion of intersector eliminations

Note 2: Excludes impact of employee, product line and related charges

DELPHI
Driving Tomorrow's Technology
15
ORGANIZATIONAL MEETING – October 17, 2005

Company Background - Automotive Product Lines Vehicle Electronics- 11 Customers [GRAPHIC] Wireless- 11 Customers [GRAPHIC] Electrical Architecture- 11 Customers [GRAPHIC] Power Closure Systems- 6 Customers [GRAPHIC] Mechatronics- 8 Customers [GRAPHIC] Safety- 8 Customers [GRAPHIC] Steering- 11 Customers [GRAPHIC] Gas Engine Management- 10 Customers [GRAPHIC] Diesel Engine Management- 7 Customers [GRAPHIC] Thermal- 8 Customers [GRAPHIC] As of 12/31/03 booked business Global Top 11 OEMs in alphabetical order: BMW, Daimler Chrysler, Fiat, Ford, GM, Honda, Hyundai, PSA, Renault/Nissan, Toyota & VW Customer count provided includes only OEM customers listed; does not represent the total number of customers for a given product line.

Company Background - Translating Core Competencies into New Markets Core Markets [GRAPHIC] Diesel & Gas Engine Management [GRAPHIC] Electrical Architecture [GRAPHIC] Electronics, Switches & Sensors [GRAPHIC] Thermal [GRAPHIC] Wireless New Markets [GRAPHIC] Commercial Vehicles [GRAPHIC] Marine [GRAPHIC] Consumer Electronics [GRAPHIC] Computers/ Peripherals [GRAPHIC] Medical Devices [GRAPHIC] Military / Homeland Security

Company Background - Diversified Customer Base [LOGO]Mack [LOGO]General Motors [LOGO]VW [LOGO]Pioneer [LOGO]Nissan [LOGO]Honda [LOGO]Renault [LOGO]Lockheed Martin [LOGO]Benteler [LOGO]DaimlerChrysler [LOGO]Toyota [LOGO]Mercury [LOGO]Peugeot [LOGO]CNH [LOGO]GM Daewoo [LOGO]Harley-Davidson [LOGO]Chery Automotive [LOGO]Johnson Controls [LOGO]Kimball International [LOGO]TATA [LOGO]Faurecia [LOGO]Ford [LOGO]Freightliner [LOGO]SeaRay [LOGO]TI Automotive [LOGO]Citroen [LOGO]Mitsubishi [LOGO]Kia Motors [LOGO]FIAT [LOGO]Hyundai [LOGO]Applied Materials [LOGO]Workhorse [LOGO]BMW [LOGO]Lear [LOGO]CalsonicKansei [LOGO]Isuzu [LOGO]Air International [LOGO]Raytheon [LOGO]Bosch [LOGO]Suzuki [LOGO]AGCO [LOGO]John Deere [LOGO]Caterpillar [LOGO]GE [LOGO]SsangYong Motor [LOGO]TRW [LOGO]Porsche

Company Background - Extensive Global Presence [BACKGROUND GRAPHIC] Total Delphi Manufacturing Sites: 167 Employment: 184,000 Joint ventures: 42 Technical centers: 33 U.S. & Canada Manufacturing Sites: 45 Employment: 50,000 Joint ventures: 7 Technical centers: 13 Europe & Middle East Manufacturing Sites: 61 Employment: 49,000 Joint ventures: 9 Technical centers: 10 Mexico & South America Manufacturing Sites: 47 Employment: 75,000 Joint ventures: 9 Technical centers: 4 Asia Pacific Manufacturing Sites: 14 Employment: 10,000 Joint ventures: 17 Technical centers: 6

Company Background - Worldwide Operations Locations [BACKGROUND GRAPHIC] Canada (0-5 Sites) United States (Over 20 Sites) Mexico (Over 20 Sites) Brazil (11 to 20 Sites) Argentina (0 to 5 Sites) Sweden (0 to 5 Sites) UK (6 to 10 Sites) Netherlands (0 to 5 Sites) Luxembourg (0 to 5 Sites) France (11 to 20 Sites) Germany Over 20 Sites) Poland (6 to 10 Sites) Czech Republic (0 to 5 Sites) Slovakia (0 to 5 Sites) Hungary (0 to 5 Sites) Romania (0 to 5 Sites) Italy (0 to 5 Sites) Spain (6 to 10 Sites) Portugal (6 to 10 Sites) Russia (0 to 5 Sites) Turkey (0 to 5 Sites) Morocco (0 to 5 Sites) South Africa (0 to 5 Sites) India (6 to 10 Sites) South Korea (11 to 20 Sites) China (Over 20 Sites) Thailand (0 to 5 Sites) Malaysia (0 to 5 Sites) Indonesia (0 to 5 Sites) Japan (6 to 10 Sites) Taiwan (0 to 5 Sites) Singapore (0 to 5 Sites) Australia (0 to 5 Sites)

Company Background - Operations Locations - United States [BACKGROUND GRAPHIC] Minnesota (0 to 5 Sites) Wisconsin (0 to 5 Sites) Michigan (11 to 20 Sites) New York (6 to 10 Sites) Pennsylvania (0 to 5 Sites) New Jersey (0 to 5 Sites) Ohio (11 to 20 Sites) Indiana (6 to 10 Sites) Illinois (0 to 5 Sites) Washington DC (0 to 5 Sites) Colorado (0 to 5 Sites) Kansas (0 to 5 Sites) Missouri (0 to 5 Sites) Tennessee (0 to 5 Sites) Oklahoma (0 to 5 Sites) South Carolina (0 to 5 Sites) Georgia (0 to 5 Sites) Mississippi (0 to 5 Sites) Alabama (0 to 5 Sites) Texas (0 to 5 Sites) Arizona (0 to 5 Sites) California (0 to 5 Sites)

Company Background - Operations Locations - Mexico and South America [BACKGROUND GRAPHIC- MAP OF MEXICO] Customer/Engineering Centers & Offices sites throughout various locations in Mexico Manufacturing sites throughout various locations in Mexico [GRAPHIC- MAP OF MEXICO AND SOUTH AMERICA]

Company Background - Operations Locations - Eastern Hemisphere [BACKGROUND GRAPHIC- MAP OF EUROPE, AFRICA AND MIDDLE EAST] Austria, Czech Republic, France, Germany, Hungary, Italy, Luxembourg, Morocco, Netherlands, Poland, Portugal, Romania, Russia, Slovakia, Spain, Sweden, Turkey, and United Kingdom. [GRAPHIC- MAP OF ASIA/PACIFIC] Australia, China, India, Indonesia, Japan, Malaysia, Singapore, South Korea, Taiwan and Thailand.

Capital Structure Pro Forma Breakdown of Assets As of June 30, 2005, Delphi had global assets of approximately $16.6 billion (at book value, unaudited) Cash and Cash Equivalents Accounts Receivable (net) Inventories (net) Deferred Income Taxes Property (net) Goodwill Pension Intangible Assets Other Intangible Assets Prepaid Expenses and Other East 988 4727 1869 174 5721 753 1044 59 1176 ($ in millions)

Capital Structure Pro Forma Breakdown of Liabilities As of June 30, 2005, Delphi had global liabilities of approximately $20.9 billion (at book value, unaudited) Notes Payable and Current Portion of Long-Term Debt Accounts Payable Accrued Liabilities Long-Term Debt Junior Subordinated Notes Pension Benefits Postretirement Benefits Other Than Pensions Other Liabilities 971 3568 3156 2542 412 2740 6598 916 ($ in millions)

Capital Structure Revolving Credit Facility Throughout 2004, Delphi had two financing arrangements with a syndicate of lenders providing for an aggregate of $3.0 billion in available revolving credit facilities $1.5 billion five-year revolving credit line expiring in June 2009 $1.5 billion 364-day revolving credit line Refinanced on June 14, 2005 with an amended and restated $1.825 billion secured revolving credit facility and $1.0 billion secured six-year term loan 364-day revolving credit line terminated Terms of existing five-year revolving credit line amended to, among other things, increase availability to $1.825 billion On August 3, 2005, Delphi initiated a draw down of $1.5 billion As of September 30, 2005, Delphi also had approximately $91 million in letters of credit outstanding against the facility

Capital Structure Term Loan $1.0 billion term loan fully drawn on June 30, 2005 Proceeds used for funding pension contributions, paying down short-term debt and other general corporate purposes Variable interest rate of 650 basis points above LIBOR 1.0% per annum amortization for the first five years and nine months with the then-outstanding principal and any accrued and unpaid interest due in full on June 14, 2011 Delphi prepaid approximately $9.2 million in early September and an additional $1.8 million on October 7, 2005 Lenders have ten days to accept or decline the October 7 payment All repayments represented proceeds from the sale of certain assets Delphi also made a regularly-scheduled quarterly amortization payment of approximately $2.5 million on September 30, 2005

Capital Structure Senior Unsecured Debt Approximately $2.0 billion in senior unsecured securities as of the Petition Date $500 million in securities bearing interest at 6.55% and maturing on June 15, 2006 $500 million in securities bearing interest at 6.50% and maturing on May 1, 2009 $500 million in securities bearing interest at 6.50% and maturing on August 15, 2013 $500 million in securities bearing interest at 7.125% and maturing on May 1, 2029

Capital Structure Junior Subordinated Notes and Trust Preferred Securities Delphi's wholly-owned non-debtor subsidiaries, Delphi Trust I and Delphi Trust II, issued trust preferred securities in 2003 Trust I issued 10 million shares of 8.25% Cumulative Trust Preferred Securities Liquidation amount of $25 per trust preferred security (aggregate liquidation preference amount of $250 million) The sole assets of Delphi Trust I are $257 million of aggregate principal amount of Delphi junior subordinated notes due 2033 Trust II issued 150,000 shares of Adjustable Rate Trust Preferred Securities with a five-year initial rate of 6.197% Liquidation amount of $1,000 per trust preferred security (aggregate liquidation preference amount of $150 million) The sole assets of Delphi Trust II are $155 million of aggregate principal amount of Delphi junior subordinated notes due 2033 Pursuant to the Amended and Restated Declarations of Trust for the Trusts, Delphi's filing of a chapter 11 petition was an "Early Termination Event" The Debtors anticipate that each of the Trusts will dissolve and that their assets will be liquidated by their respective trustees Upon such liquidation, the holders of the Trust Preferred Securities will surrender their securities in exchange for a pro rata share of the Trusts' respective junior subordinated notes.

Capital Structure U.S. Accounts Receivable Securitization Facility As of the Petition Date, Delphi had also maintained a revolving accounts receivable securitization facility in the United States On October 6, 2005, Delphi gave notice of its election to terminate the facility pursuant to the terms of the relevant agreements upon the earlier of October 11, 2005 and the occurrence of an amortization event The commencement of these chapter 11 cases has constituted such an amortization event and the facility has terminated As of each of June 30, 2005 and the Petition Date, there were no borrowings under the facility

Capital Structure Trade Accounts Payable Trade accounts payable are owed by various entities in Delphi's capital structure and Delphi makes no public representations regarding the actual liability of any Delphi entity with respect to any particular trade accounts payable Some domestic U.S. trade accounts payable are owed directly by Delphi Corporation Other domestic U.S. trade accounts payable are owed directly by Delphi Automotive Systems LLC (or its subsidiaries and/or affiliates) and are located closer to the operating assets of the Debtors Global (non-U.S.) trade accounts payable are primarily owed directly by subsidiaries and/or affiliates of Delphi Automotive Systems (Holding), Inc. and are located closer to the operating assets of Delphi's non-U.S. entities that are not chapter 11 debtors Some trade accounts payables are associated with executory contracts between one or more Delphi entities and the trade supplier; in such instances, trade claims may not be severable from the underlying contract and any contingent claims asserted by a particular supplier (as to which Delphi expressly reserves all rights)

Corporate Structure - Chapter 11 Filing Chart (Domestic U.S. Entities) Filing entities: Parent: Delphi Corporation. (Borrower under Credit Facility) Wholly-owned filing subsidiaries of Delphi Corporation: ASEC Manufacturing General Partnership* ASEC Sales General Partnership* Aspire, Inc.* Delco Electronics Overseas Corporation* Delphi Automotive Systems (Holding), Inc.* Delphi Automotive Systems Global (Holding), Inc.* Delphi Automotive Systems Human Resources LLC Delphi Automotive Systems International, Inc. Delphi Automotive Systems Korea, Inc. Delphi Automotive Systems LLC* Delphi Automotive Systems Overseas Corporation Delphi Automotive Systems Risk Management Corp.* Delphi Automotive Systems Services LLC* Delphi Automotive Systems Tennessee, Inc.* Delphi Automotive Systems Thailand, Inc.* Delphi China LLC* Delphi Connection Systems* Delphi Diesel Systems Corp.* Delphi Electronics (Holding) LLC* Delphi Foreign Sales Corporation Delphi Integrated Service Solutions, Inc.* Delphi International Holdings Corp.* Delphi International Services, Inc.* Delphi Liquidation Holding Company* Delphi LLC Delphi Mechatronic Systems, Inc.* Delphi Medical Systems Colorado Corporation* Delphi Medical Systems Corporation* Delphi Medical Systems Texas Corporation* Delphi NY Holding Corporation* Delphi Receivables Filing entities: Wholly-owned filing subsidiaries of Delphi Corporation (continued): Delphi Services Holding Corporation* Delphi Technologies, Inc.* DREAL, Inc. Environmental Catalysts, LLC* Exhaust Systems Corporation* Packard Hughes Interconnect Company* Specialty Electronics International Ltd. Specialty Electronics, Inc.* *Indicates subsidiary guarantor under Credit Facility Majority-Owned filing subsidiaries of Delphi Corporation: 1. MobileAria, Inc. (Joint Venture) 2. Delphi Furukawa Wiring Systems LLC (Joint Venture) Non-filing Entities: Wholly-owned non-filing subsidiaries of Delphi Corporation: 1. Delphi Foundation, Inc. 2. Delphi Trust I 3. Delphi Trust II 4. Delphi Trust III 5. Delphi Trust IV Majority-owned non-filing subsidiaries of Delphi Corporation: 1. Delphi Automotive Systems Ashimori LLC (Joint Venture) Minority-owned non-filing subsidiaries of Delphi Corporation: 1. EnerDel, Inc. (Joint Venture) 2. HE Microwave LLC (Joint Venture) 3. InPlay Technologies, Inc. (Joint Venture) 4. PBR Knoxville LLC (Joint venture) 5. SpaceForm, Inc. (Joint Venture) [CHART]

Corporate Structure - U.S./Foreign Entity Relationship Parent: Delphi Corporation. (Borrower under Credit Facility) (directly owns one or more foreign entities) Wholly-owned subsidiaries of Delphi Corporation: ASEC Manufacturing General Partnership (directly owns one or more foreign entities) ASEC Sales General Partnership (directly owns one or more foreign entities)* Aspire, Inc.* Delco Electronics Overseas Corporation* Delphi Automotive Systems (Holding), Inc. (directly owns one or more foreign entities)* Delphi Automotive Systems Global (Holding), Inc. (directly owns one or more foreign entities)* Delphi Automotive Systems Human Resources LLC Delphi Automotive Systems International, Inc. Delphi Automotive Systems Korea, Inc. Delphi Automotive Systems LLC (directly owns one or more foreign entities)* Delphi Automotive Systems Overseas Corporation Delphi Automotive Systems Risk Management Corp.* Delphi Automotive Systems Services LLC* Delphi Automotive Systems Tennessee, Inc.* Delphi Automotive Systems Thailand, Inc. (directly owns one or more foreign entities)* Delphi China LLC (directly owns one or more foreign entities)* Delphi Connection Systems (directly owns one or more foreign entities)* Delphi Diesel Systems Corp.* Delphi Electronics (Holding) LLC (directly owns one or more foreign entities)* Delphi Foreign Sales Corporation Delphi Foundation, Inc. Delphi Integrated Service Solutions, Inc.* Delphi International Holdings Corp. (directly owns one or more foreign entities)* Delphi International Services, Inc. (directly owns one or more foreign entities)* Delphi Liquidation Holding Company* Delphi LLC Delphi Mechatronic Systems, Inc.* Wholly-owned subsidiaries of Delphi Corporation (continued): Delphi Medical Systems Colorado Corporation* Delphi Medical Systems Corporation* Delphi Medical Systems Texas Corporation* Delphi NY Holding Corporation* Delphi Receivables Delphi Services Holding Corporation* Delphi Technologies, Inc.* Delphi Trust I Delphi Trust II Delphi Trust III Delphi Trust IV DREAL, Inc. Environmental Catalysts, LLC* Exhaust Systems Corporation (directly owns one or more foreign entities)* Packard Hughes Interconnect Company (directly owns one or more foreign entities)* Specialty Electronics International Ltd. Specialty Electronics, Inc. (directly owns one or more foreign entities)* *Indicates subsidiary guarantor under Credit Facility Majority-owned subsidiaries of Delphi Corporation: Delphi Automotive Systems Ashimori LLC (Joint venture) MobileAria, Inc. (Joint venture) Delphi Furukawa Wiring Systems LLC (Joint venture) Minority-owned subsidiaries of Delphi Corporation: EnerDel, Inc. (Joint venture) HE Microwave LLC (Joint venture) InPlay Technologies, Inc. (Joint venture) PBR Knoxville LLC (Joint venture) SpaceForm, Inc. (Joint venture) [CHART]

Events Leading to Chapter 11 In the first two years following Delphi's spin-off from GM, Delphi generated more than $2 billion in net income Every year thereafter, however, with the exception of 2002, Delphi has suffered losses. In calendar year 2004, Delphi reported a net operating loss of $482 million on $28.6 billion in net sales Reported net losses in calendar year 2004 were $4.8 billion, including a $4.1 billion tax charge, primarily related to the recording of a valuation allowance on the U.S. deferred tax assets as of December 31, 2004 Delphi's financial condition has deteriorated further in the first six months of 2005 Delphi experienced net operating losses of $608 million for the first six months of calendar year 2005 on six-month net sales of $13.9 billion, a year-over-year decrease in sales of approximately $1 billion

Events Leading to Chapter 11 Delphi believes that three significant issues have largely contributed to the deterioration of Delphi's financial performance A competitive U.S. vehicle production environment for domestic original equipment manufacturers resulting in the reduced number of motor vehicles that GM produces annually in the United States and related pricing pressures Increasingly unsustainable U.S. legacy liabilities and operational restrictions driven by collectively bargained agreements, including restrictions preventing Delphi from exiting non-strategic, non- profitable operations, all of which have the effect of creating largely fixed labor costs Increasing commodity prices

Events Leading to Chapter 11 Challenging U.S. Vehicle Production Market for Domestic Automakers Delphi has faced considerable challenges due to revenue decreases and related pricing pressures stemming from a substantial slowdown in GM's North American vehicle production Delphi has shown double-digit sales growth of it non-GM business since spin-off For the first six months of 2005, non-GM sales exceeded sales to GM for the first time These gains have been outpaced by the decrease of Delphi's GM sales GM still comprises approximately 49% of Delphi's sales Excluding the effects of favorable foreign exchange rates, sales to GM for the first six months of 2005 were down by approximately $1.6 billion, an 18.9% year-over-year decline

Events Leading to Chapter 11 U.S. Legacy Liabilities and Operational Restrictions The majority of the Debtors' collective bargaining agreements provide for wages and benefits which are well above market, costly pension plans and retiree health care and other benefits, and burdensome operating restrictions, constraining the Debtors' ability to compete effectively with their U.S. peers Delphi compensates its hourly workers an average of approximately $64 per hour, including benefits and legacy liabilities for active and retirees, which is nearly three times more than the hourly labor rates of its U.S. peer companies Delphi's domestic hourly pension and other post-employment benefits ("OPEB") exposed the Debtors to $10.4 billion in unfunded liabilities at the end of calendar year 2004 Approximately $2.6 billion on account of the Debtors' unfunded hourly pension obligations Approximately $7.8 billion on account of the Debtors' OPEB obligations to their hourly active and retiree populations

Events Leading to Chapter 11 U.S. Legacy Liabilities and Operational Restrictions (cont.) During the first six months of 2005, the Debtors' cash outflow associated with its hourly pension and OPEB obligations was approximately $485 million and $70 million, respectively The Debtors' projected cash outflows for hourly pension contributions and OPEB payments pre-reorganization through 2007 would have been approximately $1.7 billion Due to declining business conditions, an increasing proportion of Delphi's U.S. hourly workforce is in a paid but non-productive status As of June 30, 2005 approximately 12% of Delphi's U.S. hourly workforce was in a non-productive status In 2005, non-productive employees are being paid $100 million per quarter, including wages and benefits

Events Leading to Chapter 11 Increasing Commodity Prices During the first six months of 2005, the Debtors faced substantial commodity cost increases Most notably for steel and petroleum-based resin products Delphi worked proactively with suppliers and customers to manage these cost pressures, including seeking alternative product designs and material specifications, combining the Company's purchase requirements with customers and suppliers, and changing suppliers Despite these efforts, raw material supply has continued to be constrained and commodity cost pressures have continued to intensify as Delphi's supply contracts expire during 2005

Transformation Strategy Delphi must achieve competitiveness in its core U.S. operations Achieve by modifying or eliminating non-competitive legacy liabilities and burdensome restrictions under current labor agreements Focus on realigning Delphi's global product portfolio and manufacturing footprint to preserve the Company's core businesses A substantial portion of Delphi's U.S. manufacturing operations likely must be divested, consolidated, or wound-down through the Chapter 11 process Marshal resources to continue to deliver value and high-quality products to Delphi customers globally Preserve and continue the strategic growth of Delphi's non-U.S. operations and maintain Delphi's prominence as the world's premier auto supplier Delphi expects to emerge from Chapter 11 in early to mid-2007 as a stronger, more financially sound business with viable U.S. operations that are well- positioned to advance global enterprise objectives

DIP Financing and Adequate Protection Package Delphi plans to finance its global operations going forward with $4.5 billion in debt facilities plus additional committed and uncommitted financing lines and/or securitization facilities in Asia, Europe, and the Americas Delphi's financing includes a $2.0 billion priming debtor-in-possession credit facility from JPMorgan Chase Bank, N.A., as administrative agent, and from a syndicate of other lenders arranged by J.P. Morgan Securities Inc. and Citigroup Global Markets, Inc. Revolving Facility (Tranche A): $1.75 billion Inclusive of $325 million sublimit for issuance of letters of credit Term Loan (Tranche B): $250 million Interim approval obtained to access $950 million Final approval expected October 27, 2005 Delphi's financing also includes $2.5 billion borrowed from prepetition revolver and term loan facilities Interim approval of an adequate protection package for the prepetition lenders obtained at the first day hearing Final approval of the adequate protection package is expected October 27, 2005

First Day Orders Administrative Joint Administration Consolidated Mailing Matrix of All Known Creditors Additional Time to File Schedules and Statements to the 105th day Following the Filing Case Management Retention of Professionals (Interim) Skadden, Arps, Slate, Meagher & Flom LLP as Restructuring Counsel Rothschild Inc. as Financial Advisors and Investment Bankers FTI Consulting, Inc. as Restructuring Advisors Groom Law Group as Special Employee Benefits Counsel Kurtzman Carson Consultants LLC as Notice and Claims Agent O'Melveny & Myers LLP as Special Labor and Litigation Counsel Shearman & Sterling LLP as Special Counsel Togut, Segal & Segal LLP as Conflicts Counsel

First Day Orders Human Capital Payment of Wages and Benefits Notice Procedures, Briefing Schedule and Hearing Date Regarding Conditional Applications for Relief Under Sections 1113 and 1114 Appointment of Unions as Authorized Representatives of Union-Represented Retirees or Procedures for Appointment of a Retiree Committee Protective Order in Connection with Dissemination of Confidential Information in connection with the Section 1113 and 1114 processes Business Operations Cash Management (Interim) Investment Guidelines Customer Programs Sales and Use Taxes Establishing Notification and Hearing Procedures for Trading in Claims and Equity Securities (Interim) Utilities (Interim)

First Day Orders Continuing Supplier Relations Continuation of Vendor Rescue Programs and Payment of Prepetition Claims of Financially-Distressed Sole Source Suppliers and Vendors Without Contracts Foreign Creditors Reclamation Claims Outside Mechanics, Repairman, Contractors, Shippers and Customs Payments Enforcement of the Automatic Stay and Anti-Discrimination Protections and Approval Notice to Global Customers, Suppliers and Other Stakeholders Grant of Administrative Expense Status to Obligations Arising from the Postpetition Delivery of Goods Financing DIP Financing and Adequate Protection Package (Interim) Swap Financing Agreements

Upcoming Matters October 27, 2005 Omnibus Hearing Final Approval of DIP Facility Utilities Insurance Premium Finance Agreements Interim Compensation Procedures Final Approval of Professional Retentions Rejection of Executory Contract de minimis Asset Sale Procedures Resolution of Objections, if any, to Interim First Day Orders Other than objections, if any, of the Unsecured Creditors' Committee and the Bank Group to certain motions as to which such parties were granted additional time to object

Upcoming Matters November 29, 2005 Omnibus Hearing Key Employee Compensation Program Resolution of Objections, if any, of the Unsecured Creditors' Committee and Bank Group to certain First Day Orders Scheduled Omnibus Hearing Dates October 27, 2005 at 10:00 a.m. (Prevailing Eastern Time) November 29, 2005 at 10:00 a.m. (Prevailing Eastern Time) January 5, 2006 at 10:00 a.m. (Prevailing Eastern Time) February 9, 2006 at 10:00 a.m. (Prevailing Eastern Time) March 9, 2006 at 10:00 a.m. (Prevailing Eastern Time) April 7, 2006 at 10:00 a.m. (Prevailing Eastern Time)

Reorganization Timeline Fourth Quarter 2005 Oct. 8 Chapter 11 Petitions Filed Oct. 11 First Day Hearing Held Oct. 17 Organizational Meeting of Creditors Oct. 21 Written Postpetition Proposals to Unions For Modifications to National Collective Bargaining Agreements ("CBAs") Under Section 1113 Oct. 24 Objection Deadline for First Omnibus Hearing Oct. 27 First Omnibus Hearing Nov. 18 Written Proposals to Unions For Modifications to Local CBAs Under Section 1113 Nov. 18 Written Proposals to Retiree Authorized Representative For Elimination of Retiree Medical and Life Insurance Benefits Under Section 1114 Nov. 29 Second Omnibus Hearing Dec. 16 Filing of Motions Under Sections 1113(c) and 1114(g) to Reject CBAs and Eliminate Retiree Medical and Life Insurance Benefits if Consensual Agreements Not Reached

Reorganization Timeline First Quarter 2006 Jan. 5 Third Omnibus Hearing Jan. 11 Deadline for Filing and Service of Oppositions to Motions Under Sections 1113(c) and 1114(g) Jan. 18 Deadline for Filing and Service of Responses to Oppositions to Motions Under Sections 1113(c) and 1114(g) Jan. 24 Commencement of Hearing on Motions Under Sections 1113(c) and 1114(g) if Consensual Agreements Not Reached Feb. 9 Fourth Omnibus Hearing Mar. 9 Fifth Omnibus Hearing Major Events First Quarter 2006 - Targeted Resolution of Section 1113/1114 Issues First/Second Quarter 2007 - Targeted Emergence from Chapter 11